EXHIBIT 10.1

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         This Amendment No. 1 dated as of November 6, 2007 (this "Amendment") to that certain Employment Agreement, by and between Steven Madden, Ltd., a Delaware corporation (the "Company"), and Awadhesh Sinha (the "Executive"), as amended.

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Company and the Executive are parties to that certain Employment Agreement dated as of June 15, 2005 (the "Original Agreement"), a copy of which is attached hereto Exhibit A; and

         WHEREAS, the Executive and the Company desire to amend the Original Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effective as of the date hereof, the Original Agreement is hereby amended as follows:

                  A. The first sentence of Section 3 of the original agreement shall be amended and restated in its entirety as follows:

                           `The term of the Executive's employment, unless sooner terminated in accordance with the provisions set forth herein, shall be for a period of three and one-half (3-1/2) years commencing July 1, 2005 through December 31, 2008 (the "Initial Term").'

                  B. Section 5.5(a) of the Original Agreement shall be deleted in its entirety and in lieu thereof the following paragraph shall be inserted:

                           (a) If, during the period commencing on the 120th day immediately prior to a Change of Control and ending on the 90th day immediately after a Change of Control, Executive's employment shall have been terminated by the Company (other than For Cause) or by Executive for Good Reason (as defined below), the Executive shall receive in cash, within ten (10) days of termination, an amount equal to three (3) times the total compensation received by the Executive pursuant to Sections 4.1, 4.2(b) and 4.5 of this Agreement for the preceding twelve (12) month period ending on the last previous December 31, except that in lieu of the actual Base Salary component received during such period under Section 4.1 of this Agreement, there shall be substituted the annual Base Salary to which the Executive was entitled as of the date of termination.

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                                    As used herein, the term "Good Reason" shall
                                    mean the occurrence of any of the following:

                                    (i)      the assignment to Executive,
                                             without his consent, of any duties
                                             inconsistent in any substantial and
                                             negative respect with his
                                             positions, duties, responsibilities
                                             and status with the Company as
                                             contemplated hereunder or
                                             diminution of such position, duties
                                             and status, if not remedied by the
                                             Company within thirty (30) days
                                             after receipt of written notice
                                             thereof from Executive;

                                    (ii)     any removal of Executive, without
                                             his consent, from any positions or
                                             offices Executive held as
                                             contemplated hereunder (except in
                                             connection with the termination of
                                             Executive's employment by the
                                             Company For Cause or on account of
                                             Total Disability pursuant to the
                                             requirements of this Agreement), if
                                             not remedied by the Company within
                                             thirty (30) days after receipt of
                                             written notice thereof from
                                             Executive;

                                    (iii)    a reduction by the Company of
                                             Executive's Base Salary as in
                                             effect as contemplated hereunder,
                                             except in connection with the
                                             termination of Executive's
                                             employment by the Company For Cause
                                             or due to Total Disability pursuant
                                             to the requirements of this
                                             Agreement;

                                    (iv)     any termination of Executive's
                                             employment by the Company during
                                             the Term that is not effected
                                             pursuant to the requirements of
                                             this Agreement;

                                    (v)      any material breach by the Company
                                             of the terms of this Agreement that
                                             is not remedied by the Company
                                             within thirty (30) days after
                                             receipt of written notice thereof
                                             from Executive;

                                    (vi)     the relocation of Executive's work
                                             location, without Executive's
                                             consent, to a place more than
                                             seventy five (75) miles from the
                                             location set forth herein; or

                                    (vii)    failure by any successor to the
                                             Company to expressly assume all
                                             obligations of the Company under
                                             this Agreement, which failure is
                                             not remedied by the Company within
                                             thirty (30) days after receipt of
                                             written notice thereof from
                                             Executive.


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                  C.       A new Section 5.6 shall be inserted:

                           Section 5.6. Release. Payment of severance hereunder is conditioned on Executive's executing and not revoking a general release in such form as shall be reasonably requested by the Company. The Company shall also execute a similar release in favor of Executive.

         2. As hereinabove modified, all of the terms and provisions of the Original Agreement shall remain in full force and effect.





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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
1 as of date first set forth above.


                                       Steven Madden, Ltd.

                                       By: /s/ JAMIESON A. KARSON
                                           -------------------------------------
                                           Jamieson A. Karson
                                           Chief Executive Officer



                                       /s/ AWADHESH SINHA
                                       -----------------------------------------
                                       Awadhesh Sinha



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                                    EXHIBIT A
                                    ---------

                Original Employment Agreement dated June 15, 2005





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